DELAWARE(SM)
INVESTMENTS
------------

Delaware Limited-Term Government Fund

Current Income

                            [Current Income Artwork]

1999 annual report

A TRADITION OF SOUND INVESTING SINCE 1929


Table of Contents

Letter to Shareholders                                          1
Portfolio Management
Review                                                          3
Performance Summary                                             5
Financial Statements
Statement of Net Assets                                         6
Statement of Operations                                         8
Statements of Changes in
Net Assets                                                      9
Financial Highlights                                           10
Notes to Financial Statements                                  14
Report of Independent
Auditors                                                       18


A Commitment To Our Investors

Experienced

[ ] Our seasoned investment professionals average more than 15 years' experience.

[ ] For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments. We opened our first mutual fund in 1938.

Disciplined

[ ]  We follow strict investment policies and clear buy/sell guidelines.

[ ] We strive to balance risk and reward in order to provide relatively conservative investment alternatives within any given asset class.

Consistent

[ ] We believe consistent processes are the best way to seek consistent investment performance.

[ ] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $47 billion in assets as of December 31, 1999.

Comprehensive

[ ]  We offer more than 60 mutual funds in these asset classes.
     o Large-cap equity
     o High-yield bonds
     o Mid-cap equity
     o Investment grade bonds
     o Small-cap equity
     o Municipal bonds (24 single-state funds)
     o International equity
     o International fixed-income
     o Balanced

[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. (C)Delaware Distributors, L.P.

Dear Shareholder


FOR INVESTORS WHO SEEK BOTH CURRENT INCOME AND PRESERVATION OF PRINCIPAL, DELAWARE LIMITED-TERM GOVERNMENT FUND SEEKS TO OFFER AN ATTRACTIVE BALANCE BETWEEN THE TWO.


                            [Current Income Artwork]


January 7, 2000

Recap of Events - Economic activity in the United States continues to move along ahead of expectations. An improving global economic outlook reduced demand for U.S. government debt over fiscal 1999, pushing U.S. bond prices lower and yields significantly higher. Long-term U.S. Treasury yields increased from 5.09% on January 1, 1999 to 6.48% on December 31, 1999. Short-term yields on the generic two-year U.S. Treasury bond also rose from 4.53% to 6.24% for the same time period (Source: Bloomberg). This presented a significant challenge to many investors seeking to strike a balance between income and capital appreciation.

Strong economic activity and a booming stock market eventually heightened inflationary concerns. The Federal Reserve responded by raising interest rates on June 30th, August 24th and November 16th, effectively taking back all three rate reductions of the previous year. As of this writing, the Federal funds target rate on overnight loans between banks, stands at 5.50%. The Dow Jones Industrial Average and Nasdaq Composite both hit new records at the end of your Fund's fiscal year even after the Fed had raised interest rates three times in 1999.

Delaware Limited-Term Government Fund provided a total return of +1.07%
(Class A shares at net asset value with distributions reinvested) for the one year ended December 31, 1999. Although this was only a slightly positive return, your Fund faired better than its peer group, the Lipper Short-Intermediate Government Funds Average, in a difficult environment for fixed income investors. As of December 31, 1999, your Fund's 30-day current yield was 5.76% (for Class A shares at net asset value).



Average Annual Total Returns
For Periods Ended December 31, 1999                             One Year                  Lifetime*
-------------------------------------------------------------------------------------------------------------
Delaware Limited-Term Government Fund Class A                  +1.07%                    +6.17%
-------------------------------------------------------------------------------------------------------------
Merrill Lynch U.S. Treasury Three Year Index                   +1.43%                    Not Available
Merrill Lynch One-to-Three Year Government Bond Index          +3.07%                    +7.12%
Lipper Short-Intermediate Government Funds Average             +0.65% (91 funds)         +7.07% (6 funds)
-------------------------------------------------------------------------------------------------------------


Performance is calculated at net asset value without the effect of sales charges and assumes reinvestment of distributions. For U.S. Treasury securities, interest and principal repayment at maturity are guaranteed by the U.S. government, unlike mutual fund dividends and share values, which are not guaranteed. The Merrill Lynch U.S. Treasury Three Year Index is an index of U.S. Treasury securities with three year maturities. The Merrill Lynch One-to-Three Year Government Bond Index is an index of government securities with one-to-three year maturities. The Lipper Short-Intermediate Government Fund Average is an index of mutual funds tracked by Lipper Analytical. Complete Fund performance can be found on page 5. Past performance does not guarantee future results. You cannot invest directly in an index.

*Established November 24, 1985.

Market Outlook - Though bonds may remain in the shadow of stocks as long as economic growth continues in 2000, we still believe they have a role in well-balanced portfolios. We believe that for investors who seek both current income and preservation of principal, Delaware Limited-Term Government Fund seeks to offer an attractive balance between the two.

On the pages that follow, Paul C. Grillo Jr. and Stephen R. Cianci, your Fund's portfolio managers, explain Delaware Limited-term Government Fund's positioning during the last six months and provide an outlook for the first half of fiscal 2000. We'd like to thank Delaware Limited-Term Government Fund's 14,281 retail and institutional shareholders for their continued confidence and commitment to Delaware Investments.
Sincerely,

/s/ Wayne A. Stork                        /s/  David K. Downes
--------------------------                --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments                      Delaware Investments

[Current Income Artwork]



Paul C. Grillo Jr.
Vice President
Portfolio Manager
Delaware Management Company

Stephen R. Cianci
Vice President
Portfolio Manager
Delaware Management Company

January 7, 2000


Delaware Limited-Term
Government Fund Asset Allocation

As of December 31, 1999
Agency Mortgage-Backed Securities     44.1%
U.S. Treasuries                       15.2%
Collateralized Mortgage Obligations   15.8%
Asset-Backed Securities               14.7%
Corporate Bonds                        5.1%
U. S. Government Agencies              3.7%
Cash and Other Assets                  1.4%



PORTFOLIO MANAGEMENT REVIEW

As it has traditionally done in the past, a booming U.S. stock market spelled difficult times for fixed income investors this past year. Delaware Limited-Term Government Fund delivered a +1.07% return for the one-year period ended December 31, 1999 (Class A shares at net asset value with distributions reinvested). Although this return was not consistent with your Fund's lifetime average of 6.17% (Class A shares at net asset value with distributions reinvested), it did significantly outpace the return of its peers, represented by the Lipper Short-Intermediate Government Funds Average, which returned 0.15% for the same time period.

Highlights

In order to maximize your Fund's income stream in a low interest rate environment, we invested nearly 59.9% of your Fund's total assets in mortgage-backed securities, 44.1% in traditional mortgage-backed securities and 15.8% in collateralized mortgage obligations (CMOs). These securities delivered better income than Treasury securities over the course of fiscal 1999.

Within our overall mortgage-backed holdings, we decreased your Fund's investment in traditional mortgage-backed securities over the last fiscal year. Instead, we found greater value and income potential in CMOs, a more complex type of mortgage-based security. CMOs are mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. CMOs - like traditional mortgage-backed securities - are derived from government-guaranteed mortgages or other top grade mortgages. As of December 31, 1999, CMOs represented 15.8% of your Fund's total assets.

Improved global economic conditions throughout fiscal 1999 eventually decreased demand for U.S. government securities and their inherent high credit quality. We took note of this decline and began steadily reducing our position in U.S. Treasuries early in 1999. We decreased your Fund's allocation to U.S. Treasuries from 24.8% as of December 31, 1998 to 18.9% as of December 31, 1999.

In managing your Fund's sensitivity to interest rate changes, our goal is to provide a degree of stability for the share price without giving up income potential. We consider 2.5 years to be the neutral point when we anticipate neither a significant rise nor a significant decline in interest rates. Duration measures a bond's sensitivity to interest rates, which indicates the approximate percentage of change in a bond or bond fund's price given a 1% change in interest rates.

IN ORDER TO MAXIMIZE YOUR FUND'S INCOME STREAM IN A LOW INTEREST RATE ENVIRONMENT, WE INVESTED NEARLY 59.9% OF YOUR FUND'S TOTAL ASSETS IN MORTGAGE-BACKED SECURITIES.


For the 12 months ending December 31, 1999, your Fund's duration stood at 2.3 years. This positioning, which is slightly shorter than our mid-point, reflects our conservative outlook for the year. In the future, we believe the bond market may have to absorb some very strong reports on the U.S. economy and with the stock market still going strong as of this writing, we think the bond market may be a bit weak.

Your Fund invests primarily in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or government-sponsored enterprises. However, the Fund is also allowed to invest up to 20% of its assets in non-government securities, such as high-quality corporate bonds and asset-backed securities, among others. Over the last twelve months, our most significant weighting in non-government securities was asset-backed securities, which represented nearly 14.7% of total Fund assets. These securities represent loans that are pooled by credit providers such as banks, who then pass principal and income along to investors such as your Fund. Given the strong economic scenario in the U.S., we believe asset-backed securities of high credit quality will continue to perform well.

Outlook

For the U.S., continued strong forward momentum is likely to result in solid growth again this year. We don't think this will create an inflationary environment if labor productivity can maintain respectable gains. We also don't foresee any stampede into fixed income securities as long as the stock market continues to perform. That means we have little expectation that increased demand will push bond prices higher.

We plan to continue to focus on mortgage-backed securities, including collateralized mortgage obligations. We think bonds with this combination of characteristics will be effective investments for the portfolio, offering both income and relative safety. We will apply quantitative analysis to help us identify mortgage-backed securities that:

o Offer high income potential

o Are less likely to be prepaid

o Are not well-followed by other investment professionals

In the months ahead, we will also be looking for opportunities to raise your Fund's exposure to U.S. Treasury securities. We believe these securities are currently undervalued and have the chance to recover in the next six months.

We intend to keep a watchful eye on changes in consumer and producer prices to gauge their potential effects on markets, monetary policy and your Fund's performance for the first half of fiscal 2000.



Delaware Limited-Term
Government Fund
Portfolio Characteristics
                                 12/31/99            12/31/98
Average Effective
  Duration                       2.3 years           2.4 years
---------------------------------------------------------------
Average Quality                     AAA                 AAA
---------------------------------------------------------------
Thirty-Day Current
  SEC Yield*                       5.76%               5.00%
---------------------------------------------------------------

* For Class A shares measured according to Securities and Exchange Commission guidelines. Class B and Class C thirty-day current SEC yields were both 5.06% as of December 31, 1999. Institutional Class yield was 6.07%.

Delaware Limited-Term Government Fund

FUND BASICS

Fund Objectives

Seeks to provide a high, stable level of income while attempting to minimize fluctuations in principal and to provide maximum liquidity.

Assets Under Management
$286.3 million

Number of Holdings
448

Fund Start Date
November 24, 1985

Your Fund Managers

Paul C. Grillo, Jr. joined Delaware Investments in 1993, after serving as a Mortgage Strategist and Trader at Dreyfus Corporation. He holds a bachelor's degree from North Carolina State University and an M.B.A. from Pace University. Mr. Grillo is also a CFA charterholder.

Stephen R. Cianci joined Delaware Investments in 1992. He holds both a B.S. and an M.B.A. from Widener University and became co-manager of the Fund in January 1999. Mr. Cianci is an Adjunct Professor of Finance at Widener University and also a CFA charterholder.

NASDAQ Symbols
Class A  DTRIX
Class B  DTIBX
Class C  DTICX


[Current Income Artwork]


FUND PERFORMANCE

Growth of a $10,000 Investment
January 1, 1990 through December 31, 1999


                                              Dec-89    Dec-90    Dec-91    Dec-92    Dec-93    Dec-94    Dec-95
Merrill Lynch
 One-to-Three Year Government Bond Index     $10,000   $10,972   $12,253   $13,026   $13,730   $13,808   $15,327

Lipper Short-Intermediate Government
 Funds Average (18 funds)                    $10,000   $10,799   $12,211   $12,943   $13,859   $13,621   $15,368

Delaware Limited-Term Government Fund        $ 9,725   $10,637   $12,025   $12,701   $13,375   $13,124   $14,268



                                              Dec-96    Dec-97    Dec-98    Dec-99
Merrill Lynch
 One-to-Three Year Government Bond Index     $16,090   $17,161   $18,362   $18,924

Lipper Short-Intermediate Government
 Funds Average (18 funds)                    $15,999   $17,113   $18,282   $18,466

Delaware Limited-Term Government Fund        $14,794   $15,543   $16,705   $16,882

Chart assumes $10,000 invested on January 1, 1990 and includes the effect of a 2.75% front-end sales charge and reinvestment of distributions. Past performance does not guarantee future results. For U.S. Treasury securities, interest and principal repayment at maturity are guaranteed by the U.S. government, unlike mutual fund dividends and share values which are not guaranteed. The Merrill Lynch One-to-Three Year Government Bond Index is an index of government securities with one-to-three year maturities. The Lipper Short-Intermediate Government Funds Average is an index of 18 limited-term government mutual funds. You cannot invest directly in an index.

Average Annual Returns
Through December 31, 1999       Lifetime   10 Years   Five Years   One Year
---------------------------------------------------------------------------
Class A (Est. 11/24/85)
   Excluding Sales Charge         +6.17%     +5.68%     +5.20%     +1.07%
   Including Sales Charge         +5.96%     +5.39%     +4.62%     -1.75%
---------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge         +3.71%                +4.31%     +0.22%
   Including Sales Charge         +3.71%                +4.31%     -1.68%
---------------------------------------------------------------------------
Class C (Est. 11/28/95)
   Excluding Sales Charge         +3.63%                           +0.20%
   Including Sales Charge         +3.63%                           -0.75%

All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Performance for Class B and C results excluding sales charges assumes either the investment was not redeemed or contingent sales charges did not apply. Past performance is not a guarantee of future results.

Class A shares have a 2.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a contingent deferred sales charge of up to 2% if redeemed before the end of the third year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The Institutional Class, initially offered June 1, 1992, is available without a sales or asset-based distribution charge only to certain eligible institutional accounts. Performance prior to the class inception date is based on Class A performance, adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge.



Average Annual Returns
Through December 31, 1999                       Lifetime       10 Years     Five Years     One Year
-----------------------------------------------------------------------------------------------------
Institutional Class (Est. 11/24/85)              +6.30%          +5.84%       +5.35%        +1.22%
-----------------------------------------------------------------------------------------------------
NASDAQ Symbol Institutional Class: DTINX


Statement of Net Assets

Delaware Group Limited-Term Government Funds --
DELAWARE LIMITED-TERM GOVERNMENT FUND

                                                     Principal          Market
December 31, 1999                                     Amount            Value
--------------------------------------------------------------------------------
   Agency Mortgage-Backed Securities - 31.55%
   Federal Home Loan Mortgage Corporation
    6.00% 5/1/06                                    $ 9,453,563   $ 9,125,643
    7.00% 4/1/29                                      2,411,953     2,332,811
    8.00% 5/1/05 to 8/1/29                            8,643,660     8,758,597
    8.50% 12/1/08 to 11/1/10                          1,563,514     1,598,425
    8.75% 5/1/10                                        569,505       599,226
    9.00% 6/1/09 to 1/1/24                            3,237,536     3,365,190
    9.25% 3/1/20                                        170,548       179,022
    9.50% 11/1/05 to 2/15/20                          3,529,086     3,696,403
    11.00% 9/1/10 to 6/1/20                             830,043       918,928
    11.50% 3/1/01 to 3/1/16                           3,074,395     3,464,785
   Federal National Mortgage Association
    7.00% 3/1/28 to 5/1/29                            9,973,682     9,633,952
    7.50% 12/1/27 to 10/1/29                         19,027,886    18,831,070
    8.00% 7/1/02 to 10/1/29                           4,309,093     4,349,104
    8.50% 8/1/07 to 2/1/29                           12,668,715    13,068,082
    9.00% 8/1/04 to 4/1/16                            1,639,994     1,714,979
    9.25% 7/1/08 to 8/1/16                            1,188,982     1,256,876
    10.00% 1/1/19                                       352,050       379,004
    11.00% 12/25/03 to 8/1/20                         6,191,383     6,773,582
    12.50% 2/1/11                                        96,871       110,736
    13.00% 7/1/15                                       159,778       185,992
                                                                 ------------
   Total Agency Mortgage-Backed Securities
       (cost $91,501,124)                                          90,342,407
                                                                 ------------
   Asset-Backed Securities - 14.69%
   Advanta Home Equity Loan Trust 92-4 A1
    7.20% 11/25/08                                      332,362       329,869
   AFC Home Equity Loan Trust Series 1992-5 A
    7.20% 2/15/08                                     1,225,729     1,226,386
   EQCC Home Equity Loan Trust
   Series 98-2 Class A3F 6.229% 3/15/13                  50,000        49,375
   Series 99-3 Class A3F 7.067% 1/25/25               3,565,000     3,523,780
   First USA Credit Card Master Trust 1997-5 A
    6.60% 4/17/07                                     4,000,000     3,995,200
   Honda Auto Lease Trust Series 99-A A4
    6.45% 9/16/02                                     5,625,000     5,599,687
   MBNA Master Credit Card Trust
    1995-A 5.65% 1/16/07                              6,000,000     6,030,000
    1999-L A 5.66% 3/16/09                            1,770,000     1,776,018
   MetLife Capital Equipment Loan Trust
    6.85% 5/20/08                                     4,088,000     4,071,239
   Peco
    1999-A-A4 5.80% 3/1/07                            5,015,000     4,749,205
   Sears Credit Account Master Trust 1999-3
    6.45% 11/17/09                                    5,000,000     4,855,469
   Standard Credit Card Trust
    8.25% 1/7/07                                      5,622,000     5,862,760
                                                                 ------------
   Total Asset-Backed Securities
    (cost $42,870,292)                                             42,068,988
                                                                 ------------

                                                     Principal          Market
December 31, 1999                                     Amount            Value
--------------------------------------------------------------------------------
   Collateralized Mortgage Obligations - 15.81%
   Federal Home Loan Mortgage Corporation
    Series 69 Class F 9.00% 12/15/05                 $  696,498    $  740,423
    Series 1608 Class GA 9.00% 6/15/21                7,822,727     8,113,949
    Series 2113 Class QD 6.00% 2/15/23                8,467,000     8,108,857
   Federal National Mortgage Association
    Series 1993-12 Class ED 7.50% 2/25/06             8,375,000     8,443,461
    Series 1993-89 Class A 5.90% 4/25/19              1,731,042     1,724,565
    Series 1998-W3 Class A3 6.50% 7/25/28             3,487,000     3,397,237
   Government National Mortgage Association
    Series 1998-9 Class B 6.85% 12/20/25              5,356,721     5,089,322
    Series 1999-23 Class VB 6.50% 3/20/10            10,000,000     9,566,837
   Investor GNMA Mortgage-Backed Securities
    Trust Series 1984-4 Class F
    10.875% 10/25/13                                     73,240        79,744
                                                                 ------------
   Total Collateralized Mortgage Obligations
    (cost $46,865,727)                                             45,264,395
                                                                 ------------
   Corporate Bonds - 5.09%
    Bear Stearns 6.15% 3/2/04                         3,400,000     3,239,336
    Daimler-Benz North 7.375% 9/15/06                 4,700,000     4,698,028
    General Electric Capital 8.85% 3/1/07             3,000,000     3,246,462
    Northwest Natural Gas 9.75% 7/1/15                3,200,000     3,386,504
                                                                 ------------
   Total Corporate Bonds
    (cost $15,414,925)                                             14,570,330
                                                                 ------------
   Government National Mortgage Association
     Obligations - 12.55%
   GNMA
    7.625% 2/15/22                                    1,779,785     1,777,004
    8.00% 1/15/17 to 11/15/29                        14,858,320    15,030,470
    9.00% 4/15/16 to 8/15/17                          8,093,908     8,556,987
    9.50% 6/15/16 to 11/15/17                           789,323       849,560
    11.00% 10/15/00 to 5/15/20                        2,019,025     2,258,427
    11.50% 7/15/15 to 2/15/19                            38,158        43,012
    12.00% 10/15/10                                      53,508        61,200
    12.25% 9/15/13 to 5/15/14                           191,751       219,675
    12.50% 12/15/10                                      45,345        52,430
    13.75% 9/15/14                                       48,771        56,331
   GNMA GPM
    11.50% 4/15/10 to 4/15/13                           115,338       130,151
   GNMA II
    9.50% 11/20/20 to 12/20/17                        1,939,496     2,062,966
    9.75% 11/20/16                                      244,493       262,676
    10.00% 1/20/20 to 11/20/20                        1,041,165     1,145,281
    10.50% 11/15/15 to 6/20/20                          265,020       287,341
    11.00% 09/20/15 to 10/20/15                         710,551       793,819
    11.50% 12/20/17 to 10/20/18                         172,060       189,966
    12.00% 03/20/14 to 5/20/16                        1,416,479     1,617,007
    12.50% 10/20/13 to 1/20/14                          471,631       541,306
                                                                 ------------
   Total Government National Mortgage
    Association Obligations (cost $35,963,964)                     35,935,609
                                                                 ------------

                                                    Principal          Market
Delaware Limited-Term Government Fund                 Amount           Value
--------------------------------------------------------------------------------
   U.S. Government Agency Obligations - 3.72%
   Federal National Mortgage Association
    6.50% 8/15/04                                   $10,800,000  $ 10,668,202
                                                                 ------------
   Total U.S. Government Agency Obligations
    (cost $10,817,780)                                             10,668,202
                                                                 ------------
   U.S. Treasury Obligations - 15.20%
 * U.S. Treasury Bonds
    10.75% 8/15/05                                   10,605,000    12,657,722
   U.S. Treasury Inflation Index Notes
    3.625% 7/15/02                                   7,915,118      7,838,579
   U.S. Treasury Notes
    6.375% 9/30/01                                    8,660,000     8,679,354
    7.50% 11/15/01                                   10,070,000    10,290,841
    7.875% 8/15/04                                    3,830,000     4,051,104
                                                                 ------------
   Total U.S. Treasury Obligations
    (cost $45,048,445)                                             43,517,600
                                                                 ------------
   Repurchase Agreements - 0.29%
   With Chase Manhattan 2.50% 1/3/00
    (dated 12/31/99, collateralized by $236,000
    U.S. Treasury Notes 4.75% due 2/15/04,
    market value $226,656)                              222,000       222,000
   With J.P. Morgan Securities 3.00% 1/3/00
    (dated 12/31/99, collateralized by $90,000
    U.S. Treasury Notes 6.375% due 9/30/01,
    market value $91,779 and $88,000 U.S.
    Treasury Notes 6.625% due 4/30/02,
    market value $89,452 and $88,000
    U.S. Treasury Notes 6.25% due 06/30/02,
    market value $87,490)                               263,000       263,000
   With PaineWebber 3.00% 1/3/00 (dated
    12/31/99, collateralized by $90,000 U.S.
    Treasury Notes 5.625% due 11/30/00,
    market value $90,292 and $88,000 U.S.
    Treasury Notes 5.375% due 2/15/01,
    market value $88,847)                               175,500       175,500
   With Prudential Securities 2.75% 1/3/00
    (dated 12/31/99, collateralized by $183,000
    U.S. Treasury Bills due 5/18/00,
    market value $179,172)                              175,500       175,500
                                                                 ------------
      Total Repurchase Agreements
       (cost $836,000)                                                836,000
                                                                 ------------

   Total Market Value of Securities - 98.90%
     (cost $289,318,257)                                         $283,203,531
   Receivables and Other Assets
   Net of Liabilities - 1.10%                                       3,140,933
                                                                 ------------
   Net Assets Applicable to 34,639,029 Shares
   Outstanding - 100.00%                                         $286,344,464
                                                                 ------------
----------------------
GNMA - Government National Mortgage Association
GPM - Graduate Payment Mortgage
* Principal amount of $5,000,000 pledged as collateral for futures.



   Net Asset Value - Delaware Limited-Term
     Government Fund A Class
     ($262,775,726 / 31,787,920 Shares)                                 $8.27
                                                                      -------
   Net Asset Value - Delaware Limited-Term
     Government Fund B Class
     ($12,482,638 / 1,510,023 Shares)                                   $8.27
                                                                      -------
   Net Asset Value - Delaware Limited-Term
     Government Fund C Class
     ($6,638,164 / 803,019 Shares)                                      $8.27
                                                                      -------
   Net Asset Value - Delaware Limited-Term
     Government Fund Institutional Class
     ($4,447,936 / 538,067 Shares)                                      $8.27
                                                                      -------
   Components of Net Assets at December 31, 1999:
   Shares of beneficial interest (unlimited
     authorization - no par)                                     $438,733,211
   Undistributed net investment income                                 17,112
   Accumulated net realized loss on investments                  (146,569,544)
   Net unrealized depreciation of investments
     and futures contracts                                         (5,836,315)
                                                                 ------------
   Total net assets                                              $286,344,464
                                                                 ------------
   Net Asset Value and Offering Price Per Share -
     Delaware Limited-Term Government Fund
     Net asset value A Class (A)                                        $8.27
   Sales charge (2.75% of offering price or 2.78%
     of amount invested per share) (B)                                   0.23
                                                                      -------
   Offering price                                                       $8.50
                                                                      -------
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)  See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Operations

Delaware Group Limited-Term Government Funds



Year Ended December 31, 1999               Delaware Limited-Term Government Fund
--------------------------------------------------------------------------------

Investment Income:
Interest ..............................................                   $ 23,173,271

Expenses:
Management fees .......................................   $  1,625,199
Dividend disbursing and transfer agent
  fees and expenses ...................................        778,515
Distribution expense ..................................        640,846
Accounting and administration .........................        128,912
Reports and statements to shareholders ................         95,668
Registration fees .....................................         42,852
Professional fees .....................................         36,418
Taxes (other than taxes on income) ....................         16,989
Trustees' fees ........................................          8,807
Custodian fees ........................................          2,250
Other .................................................         48,674       3,425,130
                                                          ------------
Less expenses paid indirectly .........................                         (7,485)
                                                                          ------------
Total expenses ........................................                      3,417,645
                                                                          ------------

Net Investment Income .................................                     19,755,626
                                                                          ------------

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
   Investments ........................................                     (6,158,600)
   Futures contracts ..................................                        (57,854)
   Written options ....................................                        126,287
                                                                          ------------
Net realized loss on investments ......................                     (6,090,167)
Net change in unrealized appreciation / depreciation of
  investments and futures contracts ...................                    (10,466,154)
                                                                          ------------

Net Realized and Unrealized Loss on Investments .......                    (16,556,321)
                                                                          ------------

Net Increase in Net Assets Resulting from Operations ..                   $  3,199,305
                                                                          ------------

                             See accompanying notes

Statements of Changes in Net Assets

Delaware Group Limited-Term Government Funds



                                                   Delaware Limited-Term Government Fund
---------------------------------------------------------------------------------------
                                                                      Year Ended
                                                              12/31/99        12/31/98

Increase (Decrease) in Net Assets from Operations:
Net investment income .................................   $  19,755,626    $  22,987,243
Net realized gain (loss) on investments ...............      (6,090,167)       3,061,740
Net change in unrealized appreciation / depreciation of
  investments and futures contracts ...................     (10,466,154)          16,068
                                                          ------------------------------
Net increase in net assets resulting from operations ..       3,199,305       26,065,051
                                                          ------------------------------

Distributions To Shareholders from:
Net investment income:
   A Class ............................................     (17,911,570)     (20,661,739)
   B Class ............................................        (743,784)        (679,520)
   C Class ............................................        (340,211)        (163,243)
   Institutional Class ................................        (791,764)      (1,443,922)
                                                          ------------------------------
                                                            (19,787,329)     (22,948,424)
                                                          ------------------------------

Capital Share Transactions:
Proceeds from shares sold:
   A Class ............................................     122,671,414      169,666,637
   B Class ............................................       7,484,917        6,046,049
   C Class ............................................      12,877,720        4,674,211
   Institutional Class ................................       5,331,913        4,602,819

Net asset value of shares issued upon reinvestment of
 dividends from net investment income
   A Class ............................................      12,310,557       13,943,162
   B Class ............................................         500,770          463,336
   C Class ............................................         299,210          143,161
   Institutional Class ................................         792,517        1,424,128
                                                          ------------------------------
                                                            162,269,018      200,963,503
                                                          ------------------------------

Cost of shares repurchased:
   A Class ............................................    (174,726,114)    (224,067,177)
   B Class ............................................      (8,694,266)      (4,880,946)
   C Class ............................................     (11,144,509)      (3,536,067)
   Institutional Class ................................     (22,133,639)     (17,913,940)
                                                          ------------------------------
                                                           (216,698,528)    (250,398,130)
                                                          ------------------------------
Decrease in net assets derived from capital
 share transactions ...................................     (54,429,510)     (49,434,627)
                                                          ------------------------------
Net decrease in net assets ............................     (71,017,534)     (46,318,000)

Net Assets:
Beginning of year .....................................     357,361,998      403,679,998
                                                          ------------------------------
End of year ...........................................   $ 286,344,464    $ 357,361,998
                                                          ==============================


                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                             Delaware Limited-Term Government Fund A Class
--------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended
                                                               12/31/99     12/31/98    12/31/97     12/31/96    12/31/95

Net asset value, beginning of year ........................     $8.700      $8.620       $8.770      $9.050       $8.990

Income (loss) from investment operations:
  Net investment income ...................................      0.519       0.540        0.601       0.600        0.699
  Net realized and unrealized gain (loss) on investments ..     (0.429)      0.079       (0.150)     (0.280)       0.060
                                                             -------------------------------------------------------------
  Total from investment operations ........................      0.090       0.619        0.451       0.320        0.759
                                                             -------------------------------------------------------------

Less dividends:
  Dividends from net investment income ....................     (0.520)     (0.539)      (0.601)     (0.600)      (0.699)
                                                             -------------------------------------------------------------
  Total dividends .........................................     (0.520)     (0.539)      (0.601)     (0.600)      (0.699)
                                                             -------------------------------------------------------------

Net asset value, end of year ..............................     $8.270      $8.700       $8.620      $8.770       $9.050
                                                             -------------------------------------------------------------
Total return(1) .............................................     1.07%       7.46%        5.23%       3.69%        8.71%

Ratios and supplemental data:
  Net assets, end of year (000 omitted) ...................   $262,776    $317,329     $355,079    $464,649     $653,451
  Ratio of expenses to average net assets .................       1.00%       1.01%        0.98%       0.93%        0.96%
  Ratio of net investment income to average net assets ....       6.12%       6.32%        6.85%       6.80%        7.71%
  Portfolio turnover ......................................        175%         69%          79%         83%          73%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes



Selected data for each share of the Fund outstanding
throughout each period were as follows:                             Delaware Limited-Term Government Fund B Class
--------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended
                                                               12/31/99     12/31/98    12/31/97     12/31/96    12/31/95

Net asset value, beginning of year ........................    $8.700      $8.620       $8.770      $9.050       $8.990

Income (loss) from investment operations:
  Net investment income ...................................     0.447       0.467        0.522       0.524        0.622
  Net realized and unrealized gain (loss) on investments ..    (0.429)      0.079       (0.150)     (0.280)       0.060
                                                               -----------------------------------------------------------
  Total from investment operations ........................     0.018       0.546        0.372       0.244        0.682
                                                               -----------------------------------------------------------

Less dividends:
  Dividends from net investment income ....................    (0.448)     (0.466)      (0.522)     (0.524)      (0.622)
                                                               -----------------------------------------------------------
  Total dividends .........................................    (0.448)     (0.466)      (0.522)     (0.524)      (0.622)
                                                               -----------------------------------------------------------

Net asset value, end of year ..............................    $8.270      $8.700       $8.620      $8.770       $9.050
                                                               -----------------------------------------------------------

Total return(1) ...........................................      0.22%       6.55%        4.35%       2.81%        7.80%

Ratios and supplemental data:
  Net assets, end of year (000 omitted) ...................   $12,483     $13,900      $12,119     $12,959      $12,313
  Ratio of expenses to average net assets .................      1.85%       1.86%        1.83%       1.78%        1.81%
  Ratio of net investment income to average net assets ....      5.27%       5.47%        5.98%       5.91%        6.86%
  Portfolio turnover ......................................       175%         69%          79%         83%          73%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes



Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware Limited-Term Government Fund C Class
--------------------------------------------------------------------------------------------------------------------------


                                                                                                                     Period
                                                                                 Year Ended                      11/28/95(1) to
                                                               12/31/99     12/31/98    12/31/97     12/31/96       12/31/95

Net asset value, beginning of year ........................    $8.700      $8.620       $8.770      $9.050           $9.010





Income (loss) from investment operations:
  Net investment income ...................................     0.447       0.467        0.524       0.524            0.051
  Net realized and unrealized gain (loss) on investments ..    (0.431)      0.079       (0.152)     (0.280)           0.040
                                                               -----------------------------------------------------------------
  Total from investment operations ........................     0.016       0.546        0.372       0.244            0.091
                                                               -----------------------------------------------------------------

Less dividends:
  Dividends from net investment income ....................    (0.446)     (0.466)      (0.522)     (0.524)          (0.051)
                                                               -----------------------------------------------------------------
  Total dividends .........................................    (0.446)     (0.466)      (0.522)     (0.524)          (0.051)
                                                               -----------------------------------------------------------------

Net asset value, end of year ..............................    $8.270      $8.700       $8.620      $8.770           $9.050
                                                               -----------------------------------------------------------------

Total return(2)............................................      0.20%       6.56%        4.34%       2.81%              (1)

Ratios and supplemental data:
  Net assets, end of year (000 omitted) ...................     6,638      $4,932       $3,580      $3,090              $33
  Ratio of expenses to average net assets .................      1.85%       1.86%        1.83%       1.78%              (1)
  Ratio of net investment income to average net assets ....      5.27%       5.47%        5.98%       5.78%              (1)
  Portfolio turnover ......................................       175%         69%          79%         83%              (1)

----------------------
(1) Date of initial public offering; the ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for the relatively short period are not meaningful.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                          Delaware Limited-Term Government Fund Institutional Class
--------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended
                                                               12/31/99     12/31/98    12/31/97     12/31/96    12/31/95

Net asset value, beginning of year ........................    $8.700      $8.620       $8.770      $9.050       $8.990

Income (loss) from investment operations:
  Net investment income ...................................     0.531       0.553        0.605       0.613        0.712
  Net realized and unrealized gain (loss) on investments ..    (0.428)      0.079       (0.150)     (0.280)       0.060
                                                               -----------------------------------------------------------

  Total from investment operations ........................     0.103       0.632        0.455       0.333        0.772
                                                               -----------------------------------------------------------
Less dividends:
  Dividends from net investment income ....................    (0.533)     (0.552)      (0.605)     (0.613)      (0.712)
                                                               -----------------------------------------------------------
  Total dividends .........................................    (0.533)     (0.552)      (0.605)     (0.613)      (0.712)
                                                               -----------------------------------------------------------
Net asset value, end of year ..............................    $8.270      $8.700       $8.620      $8.770       $9.050
                                                               -----------------------------------------------------------
Total return(1) ...........................................      1.22%       7.62%        5.39%       3.84%        8.87%

Ratios and supplemental data:
  Net assets, end of year (000 omitted) ...................    $4,448     $21,201      $32,902     $30,349      $37,460
  Ratio of expenses to average net assets .................      0.85%       0.86%        0.83%       0.78%        0.81%
  Ratio of net investment income to average net assets ....      6.27%       6.47%        6.98%       6.92%        7.86%
  Portfolio turnover ......................................       175%         69%          79%         83%          73%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

December 31, 1999
--------------------------------------------------------------------------------
Delaware Group Limited-Term Government Funds - Delaware Limited-Term Government Fund (the "Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust. The Fund offers four classes of shares. The Delaware Limited-Term Government Fund A Class carries a front-end sales charge of 2.75%. The Delaware Limited-Term Government Fund B Class carries a back-end deferred sales charge, Delaware Limited-Term Government Fund C Class carries a level load deferred sales charge and Delaware Limited-Term Government Fund Institutional Class has no sales charge.

The investment objective of the Fund is to seek a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity.

1. Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accredited to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly. Capital gain dividends, if any, are declared and paid annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $7,485 for the year ended December 31, 1999. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates

Effective April 1, 1999 and in accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated daily at a rate of 0.50% on first $500 million of net assets, 0.475% on the next $500 million, 0.45% on the next $1,500 million, and 0.425% in excess of $2,500 million. Prior to April 1, 1999 the management fee was calculated at the rate of 0.50% of the average daily net assets of the Fund less the fees paid to the unaffiliated directors. At December 31, 1999, the Fund had a liability for investment management fees and other expenses payable to DMC of $41,358.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions, and average net assets, subject to certain minimums. At December 31, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $15,573.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates (continued)

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.15% of the average daily net assets of A Class and 1.00% of the average daily net assets of the B and C Classes. At December 31, 1999 the Fund had a payable to DDLP of $9,130.

For the year ended December 31, 1999, DDLP earned $27,070 for commissions on sales of the Fund's A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments

During the year ended December 31, 1999, the Fund made purchases of $369,785,977 and sales of $410,435,308 of investment securities other than U.S. government securities and temporary cash investments.

At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $289,392,058.

At December 31, 1999, net unrealized appreciation for federal income tax purposes aggregated $6,188,527 of which $6,796,437 related to unrealized appreciation of securities and $607,910 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had accumulated capital losses of $145,976,013 at December 31, 1999, which may be carried forward and applied against future capital gains. The capital loss carry forward expire as follows:
2002 - $84,612,370, 2003 - $29,779,768 - 2004 - $16,636,244, 2005 - $9,442,127
and 2006 - $5,505,504.

4. Capital Shares
Transactions in capital shares were as follows:

                                                             Year Ended
                                                      12/31/99       12/31/98
Shares sold:
  A Class .......................................    14,431,512     19,823,010
  B Class .......................................       883,214        707,452
  C Class .......................................     1,521,301        547,427
  Institutional Class ...........................       627,622        537,313

Shares issued upon reinvestment of dividends
 from net investment income:
  A Class .......................................     1,453,542      1,626,617
  B Class .......................................        59,133         54,062
  C Class .......................................        35,400         16,695
  Institutional Class ...........................        92,791        166,140
                                                    -----------    -----------
                                                     19,104,515     23,478,716
                                                    -----------    -----------

Shares repurchased:
  A Class .......................................   (20,583,300)   (26,163,018)
  B Class .......................................    (1,030,538)      (569,491)
  C Class .......................................    (1,320,789)      (412,395)
  Institutional Class ...........................    (2,619,975)    (2,083,368)
                                                    -----------    -----------
                                                    (25,554,602)   (29,228,272)
                                                    -----------    -----------
Net decrease ....................................    (6,450,087)    (5,749,556)
                                                    -----------    -----------

--------------------------------------------------------------------------------
5. Futures Contracts

The Fund invests in financial futures contracts for the purpose of hedging their existing portfolio securities against fluctuations in fair value caused by changes in prevailing market rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into futures contracts from potential imperfect correlation between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at December 31, 1999 were as follows:

   Contracts          Notional         Unrealized
   to Sell          Cost Amount     Expiration Date      Gain
   -------          -----------     ---------------      ----
36 U.S. 10-Year
 Treasury note
 contracts          $(3,518,748)      March 2000       $ 69,313

175 U.S. 5-Year
 Treasury note
 contracts          (17,357,344)      March 2000        209,098



6. Options Written

During the year ended December 31, 1999, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, the premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended December 31,1999, were as follows:

                                      Number of       Premiums
                                      Contracts       Received
                                      ---------       ---------
Options outstanding at

December 31, 1998                        1,350       $ 464,569
Options written                        370,000         168,887
Options terminated in closing
purchase transaction                  (371,350)       (633,456)

Options expired                             --              --
Options exercised                           --              --
                                      --------       ---------
Options outstanding at
December 31, 1999                           --              --
                                      --------       ---------

--------------------------------------------------------------------------------
7. Market and Credit Risk

The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. The Fund invests in private-backed CMOs only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets and a rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Fund will, from time to time, invest in higher risk interest only CMOs. At December 31, 1999 the Fund had no holdings in interest-only CMOs.

8. Lines of Credit

The Fund has a committed line of credit for $10.8 million. No amount was outstanding at December 31, 1999, or at any time during the fiscal year.



9. Tax Information (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholder's, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended December 31, 1999, the Fund designates as long term capital gains, ordinary income, and tax-exempt income distributions paid during the year as follows:

      Long-Term         Ordinary
    Capital Gains        Income             Total
    Distributions     Distributions     Distributions     Qualifying
     (Tax Basis)       (Tax Basis)       (Tax Basis)      Dividends1
    -------------     -------------     -------------     ----------

         --               100%              100%               --

Report of Independent Auditors


--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees

Delaware Group Limited-Term Government Funds -
Delaware Limited-Term Government Fund

We have audited the accompanying statement of net assets of Delaware Limited-Term Government Fund (the "Fund") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Limited-Term Government Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                              /s/ Ernst & Young LLP
                                              ---------------------------
                                                  Ernst & Young LLP


Philadelphia, Pennsylvania
February 4, 2000

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






                      [THIS PAGE INTENTIONALLY LEFT BLANK]

DELAWARE INVESTMENTS FAMILY OF FUNDS

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

[GRAPHIC OMITTED: BUILDING BLOCKS OF A DIVERSIFIED PORTFOLIO "HOUSE"]

GROWTH OF CAPITAL
Aggressive Growth Equity Funds
Growth Equity Funds
o  Select Growth Fund
o  Trend Fund
o  DelCap Fund
o  Small Cap Value Fund
o  U.S. Growth Fund
o  Growth Stock Fund
o  Tax-Efficient Equity Fund
o  Social Awareness Fund

TOTAL RETURN
Moderate Growth Equity Funds
o  Blue Chip Fund
o  Devon Fund
o  Decatur Equity Income Fund
o  Growth and Income Fund
o  REIT Fund
o  Balanced Fund

INTERNATIONAL AND GLOBAL
International and Global Funds
o  Emerging Markets Fund
o  New Pacific Fund
o  Overseas Equity Fund
o  International Equity Fund
o  Global Equity Fund
o  Global Bond Fund

CURRENT INCOME
Taxable Bond Funds
o  Delchester Fund
o  High-Yield Opportunities Fund
o  Extended Duration Bond Fund
o  Strategic Income Fund
o  Corporate Bond Fund
o  American Government Bond Fund
o  U.S. Government Securities Fund
o  Limited-Term Government Fund

TAX-EXEMPT INCOME
Tax-Exempt Bond Funds
o  National High Yield Municipal Bond Fund
o  Tax-Free USA Fund
o  Tax-Free Insured Fund
o  Tax-Free USA Intermediate Fund
o  State Tax-Free Funds*

STABILITY OF PRINCIPAL
Stability of Principal
o  Cash Reserve
o  Tax-Free Money Fund Asset Allocation
o  Foundation Funds
       Growth Portfolio
       Balanced Portfolio
       Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, and Wisconsin. Insured and intermediate bond funds are available in selected states.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London




For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265
www.delawareinvestments.com

This annual report is for the information of Delaware Limited-Term Government Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Limited-Term Government Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES

Wayne A. Stork
Chairman
Delaware Investments
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments
Philadelphia, PA

John H. Durham
Private Investor
Horsham, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Retired
Fredericksburg, VA

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota

AFFILIATED OFFICERS

Charles E. Haldeman, Jr.
President and Chief Executive Officer
Delaware Management Holdings, Inc.

Richard J. Flannery
Executive Vice President
and General Counsel
Delaware Investments
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA


Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend Disbursing and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, PA

1818 Market Street
Philadelphia, PA 19103-3682



(2722)                                         Printed in the USA
AR-022 [12/99] PP 2/00                                      J5499